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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) APRIL 14, 2000

                                  EXTR@CT, INC.
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             (Exact name of registrant as specified in its charter)

Delaware                                  00-15440                36-323292
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(State or other jurisdiction      (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)

220 West Second Avenue, Escondido, CA                                 92025
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(Address of principal executive offices)                            (Zip Code)

                                 (760) 747-1476
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              (Registrant's telephone number, including area code)

                         Audre Recognition Systems Inc.
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          (Former name or former address, if changed since last report)


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ITEM 1.           Not applicable.

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

On April 17, 2000 eXtr@ct, Inc. (the "Company") became became the successor (as defined by Rule 12b-2 of the Securities and Exchange Commission) of Audre Recognition Systems Inc. as a consequence of the issuance of shares to certain creditors and shareholders of Audre Recognition Systems Inc. in consideration of their claims pursuant to the FIRST AMENDED JOINT PLAN OF REORGANIZATION FILED BY AUDRE, INC., AUDRE RECOGNITION SYSTEMS, INC. AND JOINED IN BY THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS OF AUDRE RECOGNITION SYSTEMS, INC. DATED NOVEMBER 3, 1999, a copy of which is attached hereto as Exhibit 2.1.

ITEMS 3 - 6.      Not applicable.

ITEM 7.           Financial statements.  Not applicable.

                  Exhibits

                  2.1      FIRST AMENDED JOINT PLAN OF REORGANIZATION FILED BY
                           AUDRE, INC., AUDRE RECOGNITION SYSTEMS, INC. AND
                           JOINED IN BY THE OFFICIAL COMMITTEE OF UNSECURED
                           CREDITORS OF AUDRE RECOGNITION SYSTEMS, INC. DATED
                           NOVEMBER 3, 1999

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ITEMS 8 - 9.      Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      eXtr@ct, Inc.

Date: April 28, 2000                  By:  /s/ Thomas Casey
                                           -----------------------------------
                                           Thomas Casey
                                           Chairman and Chief Executive Officer